UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 5, 2016

Centrue Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-28846	36-3145350
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
122 West Madison Street, Ottawa, Illinois 61350
(Address of principal executive offices) (Zip Code)
(815) 431-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On February 5, 2016, Centrue Financial Corporation issued a news release to report its financial results for the year and quarter ended December 31, 2015. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 5, 2016 issued by Centrue Financial Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2016	CENTRUE FINANCIAL CORPORATION

	By:	/s/ Daniel R. Kadolph
	Name:	Daniel R. Kadolph
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 5, 2016 issued by Centrue Financial Corporation